UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2007

T Bancshares, Inc.
(Exact name of registrant as specified in its charter)

Texas	333-1111153	71-0919962
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

16000 Dallas Parkway, Suite 125, Dallas, Texas	75248
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 720-9000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.1 Entry into a Material Definitive Agreement.

On October 3, 2007, T Bank, N.A., the wholly owned subsidiary of T Bancshares, Inc. (the “Company”), announced the promotion of Steve Jones to the position of Market President, Plano and the execution of an Executive Employment Agreement Modification dated October 2, 2007 (“Employment Agreement”) amending Mr. Jones’s Employment Agreement, dated November 2, 2004, with the Company.

Item 7.01 Regulation FD Disclosure.

A copy of the Company press release issued on October 3, 2007 is attached as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

The following exhibits are filed as part of this report:

Exhibit No.	Description

Exhibit 10.1	Executive Employment Agreement Modification, dated October 2, 2007.

Exhibit 99.1	Press Release, dated October 3, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

T Bancshares, Inc.

Date: October 5, 2007	By:	/s/ Patrick G. Adams
Patrick G. Adams
President

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1	Executive Employment Agreement Modification, dated October 2, 2007.

99.1	Press Release, dated October 3, 2007.